SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

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T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. 333-196145/811-22968

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price State Tax-Free Funds, Inc. 033-06533/811-4521

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441/811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price U.S. Equity Research Fund, Inc. 033-56015/811-07225

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement)

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April 10, 2026

This proxy statement concerns the:

T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Intermediate Tax-Free High Yield Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Exempt Money Fund
T. Rowe Price Tax-Free High Yield Fund
T. Rowe Price Tax-Free Income Fund
T. Rowe Price Tax-Free Short-Intermediate Fund
T. Rowe Price U.S. Equity Research ETF
T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Large-Cap Core Fund
T. Rowe Price Virginia Tax-Free Bond Fund
(collectively, the “Funds”)

Dear Shareholder:

We cordially invite you to attend a joint special meeting of shareholders (the “Shareholder Meeting”) of the Funds on Thursday, June 25, 2026, at 8 a.m. ET, at the headquarters of T. Rowe Price, located at 1307 Point Street, Baltimore, Maryland 21231. There are several items on the agenda. We ask you to read the enclosed information carefully and to submit your vote.

The following matters will be considered and acted upon at the Shareholder Meeting. More information on each proposal is included in the enclosed materials.

●	Change the diversification policy from diversified to nondiversified for each of the following Funds: T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Health Sciences Portfolio, T. Rowe Price Institutional Emerging Markets Equity Fund, T. Rowe Price Tax-Efficient Equity Fund, T. Rowe Price U.S. Equity Research ETF, T. Rowe Price U.S. Equity Research Fund, and T. Rowe Price U.S. Large-Cap Core Fund.

●	Change the 80% investment policy for each of the following Funds: T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Summit Municipal Income Fund, T. Rowe Price Summit Municipal Intermediate Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, and T. Rowe Price Virginia Tax-Free Bond Fund.

●	Eliminate the alternative minimum tax (AMT) fundamental policy for each of the following Funds: T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, and T. Rowe Price Virginia Tax-Free Bond Fund.

●	Transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Each of these policies is a fundamental policy, which means that a change to the policy requires approval by the Fund’s Board of Directors and its shareholders. The Funds’ Boards of Directors have determined that each proposal is in the best interests of the Funds and their shareholders because it provides greater flexibility to implement the Funds’ investment strategies. As a result, the directors have approved each proposal and recommend that shareholders vote in favor of each proposal.

We ask you to read the information carefully and to submit your vote. You are receiving these combined proxy materials for any Fund(s) that you own. We have combined all of the above proposals into this single proxy statement to reduce Fund expenses associated with separate mailings for each impacted Fund. You are being asked to vote only on a particular proposal if you hold shares of a Fund that is impacted by that proposal.

We realize that it may be difficult for most shareholders to attend the Shareholder Meeting and vote their shares in person. However, we do need your vote in order to reach quorum at the Shareholder Meeting with respect to each Fund. Whether or not you plan to be present at the Shareholder Meeting, your vote is very important. If you do not plan to attend the Shareholder Meeting, you can vote online, by telephone, or by signing, dating, and mailing the enclosed proxy card promptly as described on your proxy card and in the enclosed materials. By voting promptly, you can help the Funds avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-638-8790. Your participation in this vote is extremely important.

Sincerely,

Robert W. Sharps

Chief Executive Officer and President, T. Rowe Price Group, Inc.

Notice of Joint Special Meeting of Shareholders

T. Rowe Price California Tax-Free Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Institutional Emerging Markets Equity Fund
T. Rowe Price Intermediate Tax-Free High Yield Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Exempt Money Fund
T. Rowe Price Tax-Free High Yield Fund
T. Rowe Price Tax-Free Income Fund
T. Rowe Price Tax-Free Short-Intermediate Fund
T. Rowe Price U.S. Equity Research ETF
T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Large-Cap Core Fund
T. Rowe Price Virginia Tax-Free Bond Fund
(collectively, the “Funds”)

T. Rowe Price Funds
1307 Point Street
Baltimore, Maryland 21231

Fran Pollack-Matz
Secretary

April 10, 2026

Notice is hereby given that a joint special meeting of shareholders (the “Shareholder Meeting”) of the Funds will be held on Thursday, June 25, 2026, at 8 a.m. ET, at the T. Rowe Price headquarters, 1307 Point Street, Baltimore, Maryland 21231. The following matters will be considered and acted upon at that time:

1.    Change the diversification policy from diversified to nondiversified for the T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Health Sciences Portfolio, T. Rowe Price Institutional Emerging Markets Equity Fund, T. Rowe Price Tax-Efficient Equity Fund, T. Rowe Price U.S. Equity Research ETF, T. Rowe Price U.S. Equity Research Fund, and T. Rowe Price U.S. Large-Cap Core Fund (to be voted on separately by each Fund’s shareholders);

2.    Change the 80% investment policy for the T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Summit Municipal Income Fund, T. Rowe Price Summit Municipal Intermediate Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, and T. Rowe Price Virginia Tax-Free Bond Fund (to be voted on separately by each Fund’s shareholders);

3.    Eliminate the alternative minimum tax (AMT) fundamental policy for the T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, and T. Rowe Price Virginia Tax-Free Bond Fund (to be voted on separately by each Fund’s shareholders); and

4.    To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 27, 2026 (the “Record Date”), are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment or postponement thereof. Shareholders of a Fund are entitled to vote on each proposal with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the Record Date. The Boards of Directors of the Funds recommend that you vote in favor of the proposals.

FRAN POLLACK-MATZ
SECRETARY

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following four methods:

1. Vote online.*

● Read the proxy statement.

● Go to the internet voting site found on your proxy card.

● Enter the control number found on your proxy card.

● Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

● Read the proxy statement.

● Call the toll-free number found on your proxy card.

● Enter the control number found on your proxy card.

● Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

● Read the proxy statement.

● Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

4. Attend the Shareholder Meeting.

● Read the proxy statement.

● Vote your shares in person by attending the Shareholder Meeting.

● You should bring your proxy card with your control number if you are attending the Shareholder Meeting to vote your shares.

*If you vote online or by telephone, your vote must be received no later than 7:59 a.m. ET on June 25, 2026. If you vote by mail, your vote must be received at the address referenced on the proxy card on or before June 24, 2026.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to the Funds and their shareholders of further solicitation.

Joint Special Meeting of Shareholders – June 25, 2026

PROXY STATEMENT

This proxy statement relates to the T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Health Sciences Portfolio, T. Rowe Price Institutional Emerging Markets Equity Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Summit Municipal Income Fund, T. Rowe Price Summit Municipal Intermediate Fund, T. Rowe Price Tax-Efficient Equity Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, T. Rowe Price U.S. Equity Research ETF, T. Rowe Price U.S. Equity Research Fund, T. Rowe Price U.S. Large-Cap Core Fund, and T. Rowe Price Virginia Tax-Free Bond Fund (each a “Fund,” and collectively, the “Funds”). This proxy statement was first delivered to shareholders beginning on or about April 10, 2026.

This proxy statement is being furnished to the Funds’ shareholders in connection with the solicitation of proxies by the Funds for use at a joint special meeting of shareholders of the Funds to be held on Thursday, June 25, 2026, at 8 a.m. ET (“Shareholder Meeting”) at 1307 Point Street, Baltimore, Maryland 21231. At the Shareholder Meeting, shareholders of the Funds will be asked to approve changes to certain fundamental policies of the Funds.

If you have any questions, please feel free to call us toll free at 1-800-541-5910.

Who is asking for my vote?

The Boards of Directors (each, a “Board,” and collectively, the “Boards”) of the Funds request that you vote on the proposals listed in the Notice of Joint Special Meeting of Shareholders, as applicable, for your Fund(s). The votes will be formally counted at the Shareholder Meeting on Thursday, June 25, 2026, and if the Shareholder Meeting is adjourned or postponed with respect to any Fund, on the date of the adjourned or postponed meeting. Fund shareholders may vote in person at the Shareholder Meeting, online, by telephone, or by returning a completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Please do not mail the proxy card if you are voting online or by telephone.

Who is eligible to vote?

Shareholders of record at the close of business on March 27, 2026 (the “Record Date”) of each Fund are hereby notified of the Shareholder Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of each Fund they held as of the Record Date. The Notice of Joint Special Meeting of Shareholders, the proxy card, and the Proxy Statement began delivering to shareholders of record on or about April 10, 2026. Shareholders of a Fund are entitled to vote on each proposal with respect to that Fund and not with respect to any Fund of which they did not own any shares as of the Record Date.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with a Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

You will need a control number, which is included on the enclosed proxy card, in order to vote your shares. If you are unable to locate your control number, please contact Computershare Fund Services, the proxy tabulator for the Shareholder Meeting, by calling 1-866-510-4762 or emailing shareholdermeetings@computershare.com. Any requests for a control number must be received no later than 5 p.m. ET on June 22, 2026.

How can I get more information about the Funds?

A copy of each Fund’s most recent prospectus, annual and semiannual shareholder reports, annual and semiannual financial statements and other information, and Statement of Additional Information (“SAI”) are available at no cost by visiting our website at troweprice.com/prospectus; by calling 1-800-541-5910; or by writing to T. Rowe Price, 4515 Painters Mill Road, Owings Mills, Maryland 21117.

What are shareholders being asked to vote on?

At a meeting held on March 11, 2026, the Boards, including the independent directors, unanimously approved the following proposals:

●	Change the diversification policy from diversified to non-diversified for the T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Health Sciences Portfolio, T. Rowe Price Institutional Emerging Markets Equity Fund, T. Rowe Price Tax-Efficient Equity Fund, T. Rowe Price U.S. Equity Research ETF, T. Rowe Price U.S. Equity Research Fund, and T. Rowe Price U.S. Large-Cap Core Fund (each a “Diversification Policy Change Fund” and collectively, the “Diversification Policy Change Funds”).

●	Change the 80% investment policy for the T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Summit Municipal Income Fund, T. Rowe Price Summit Municipal Intermediate Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, and T. Rowe Price Virginia Tax-Free Bond Fund (each an “80% Investment Policy Change Fund” and collectively, the “80% Investment Policy Change Funds”).

●	Eliminate the alternative minimum tax (AMT) fundamental policy for the T. Rowe Price California Tax-Free Bond Fund, T. Rowe Price Georgia Tax-Free Bond Fund, T. Rowe Price Intermediate Tax-Free High Yield Fund, T. Rowe Price Maryland Short-Term Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Bond Fund, T. Rowe Price Maryland Tax-Free Money Fund, T. Rowe Price New Jersey Tax-Free Bond Fund, T. Rowe Price New York Tax-Free Bond Fund, T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free High Yield Fund, T. Rowe Price Tax-Free Income Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, and T. Rowe Price Virginia Tax-Free Bond Fund (each an “AMT Policy Change Fund” and collectively, the “AMT Policy Change Funds”).

While the Boards have approved these proposals, each policy is considered a fundamental policy, which means that the policy can only be changed with shareholder approval. As a result, the Boards have also approved submitting these proposals to the Funds’ shareholders for their approval.

What vote is required to approve each proposal?

For each Fund, the proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under the Investment Company Act of 1940 (“1940 Act”). The 1940 Act defines such vote as the lesser of: (1) 67% or more of the relevant Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Shareholders of all share classes of a particular Fund vote together on any proposal affecting the Fund, unless the matter submitted for approval applies only to a particular share class.

Who is eligible to vote and what happens if shareholders do not approve a particular proposal?

Shareholders of a Fund are entitled to vote on each proposal only with respect to that Fund and not with respect to any other Fund of which they do not own any shares as of the Record Date. Accordingly, you are only being asked to vote on the Fund(s) of which you hold shares. If any Fund’s shareholders do not approve a particular proposal at the Shareholder Meeting, that Fund’s Board may choose to postpone and adjourn the meeting for that Fund and continue to solicit shareholder votes in an effort to achieve quorum and obtain shareholder approval. The adjournment date for the Shareholder Meeting, if needed, is expected to be on or around July 24, 2026.

Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. For each proposal, there are multiple Funds seeking shareholder approval of that proposal. If one Fund’s shareholders do not approve a particular proposal, that will not impact another Fund whose shareholders approve the same proposal for that Fund. If a Fund’s shareholders do not pass a proposal at the Shareholder Meeting or any adjournments thereof, that Fund will not be able to implement the change associated with that proposal and will remain subject to its current fundamental policy.

What did the Boards consider in recommending that shareholders approve the proposal for each Fund?

Implementing the change associated with each proposal has been unanimously approved by each Fund’s Board and is now subject to approval by each Fund’s shareholders. The Boards considered information and recommendations by the Funds’ investment adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), in approving each of the proposals. More detailed information about each proposal and the relevant factors considered by the Boards in approving each proposal can be found on the following pages under the heading “MORE INFORMATION ABOUT THE PROPOSALS AND THE BOARDS’ CONSIDERATIONS.”

The Boards of the Funds, including the Funds’ independent directors, recommend that shareholders of each Fund vote FOR the proposal to change each Fund’s fundamental investment policy.

MORE INFORMATION ABOUT THE PROPOSALS AND THE BOARDS’ CONSIDERATIONS

PROPOSAL NO. 1 – Diversification Policy Change

Summary of Proposed Changes

At a meeting on March 11, 2026, the Boards approved submitting a proposal to shareholders to change the diversification policy for each Diversification Policy Change Fund.

●	Mutual funds and exchange-traded funds (“ETFs”) must be classified under the 1940 Act as either diversified or nondiversified.

●	Each Diversification Policy Change Fund is currently classified as diversified, which requires managing its portfolio so that its holdings meet certain thresholds governing portfolio concentration and equity ownership.

●	If the proposal is approved, the Diversification Policy Change Funds would be permitted to invest a larger percentage of their assets in a smaller number of issuers.

Reasons for the Diversification Policy Changes

●	Increased levels of issuer concentration in the Diversification Policy Change Funds’ benchmarks have presented challenges for portfolio managers because operating as diversified has limited their ability to overweight certain holdings consistent with the benchmark or caused them to underweight certain holdings relative to their desired allocation.

●	The switch to nondiversified status will benefit the Diversification Policy Change Funds and their shareholders through increased investment flexibility, greater ability to stay aligned with benchmarks, and the potential to generate better performance.

●	If the proposal is approved, each Diversification Policy Change Fund would continue to be subject to specific tax diversification requirements that apply to all registered investment companies.

More Detailed Information about the Proposed Changes

Under the 1940 Act, mutual funds and ETFs are required to be registered with the U.S. Securities and Exchange Commission (“SEC”) as either diversified or nondiversifed and a fund’s diversification policy is required to be a fundamental policy, meaning that it can only be changed with shareholder approval. Each Diversification Policy Change Fund is currently classified as diversified and therefore must operate in compliance with the 1940 Act diversification requirements.

As a diversified fund, each Diversification Policy Change Fund is currently more limited in its ownership of securities of any single issuer than nondiversified funds. Funds that are registered as diversified under the 1940 Act may not: (i) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of a single issuer, except for cash, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and securities of other investment companies; and (ii) purchase a security if, as a result, with respect to 75% of the value of the fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or investments in securities of other investment companies).

Nondiversified funds, on the other hand, are not subject to the diversification limits described above and can hold a greater percentage of their assets in the securities of a single issuer. Under applicable SEC guidance, if a nondiversified fund operates as diversified for more than three consecutive years, the fund would automatically convert to a diversified fund for 1940 Act diversification purposes, which would then require shareholder approval to switch back to nondiversified status.

If shareholders approve the proposal, the switch to nondiversified status will allow the Diversification Policy Change Funds to invest a larger percentage of their assets in a smaller number of issuers, which will provide the Diversification Policy Change Funds’ portfolio managers with increased investment flexibility and the potential for better investment performance.

In addition, if shareholders approve the proposal, each Diversification Policy Change Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code (“IRC”) that apply to regulated investment companies. To qualify under the IRC, among other requirements, each Diversification Policy Change Fund will still be required to limit its investments so that, at the close of each quarter of the taxable year: (i) not more than 25% of a fund’s total assets will be invested in the securities of a single issuer; and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and a fund will not own more than 10% of the outstanding voting securities of a single issuer.

Although the Diversification Policy Change Funds are not index funds, they are nevertheless managed with an awareness of particular holdings and sectors represented in their benchmarks and other indexes used to evaluate their performance. Markets have recently been operating at all-time highs in terms of index concentration levels in the largest positions. In particular, many large-cap growth indexes and other indexes with higher weightings to technology stocks have become much more concentrated at the individual stock level. For example, the average concentration level of the top 10 holdings in the S&P 500 Index over the last 50 years was 22%. Whereas, as of the end of January 2026, the top 10 positions in the S&P 500 Index represented approximately 40% of the index. Although issuer concentration levels have historically fluctuated in many indexes, T. Rowe Price believes that the trend toward increased issuer concentrations in indexes is likely to persist.

The T. Rowe Price Emerging Markets Stock Fund and T. Rowe Price Institutional Emerging Markets Equity Fund (“EM Funds”) utilize the MSCI Emerging Markets Index to measure their performance. The index has seen an increase in the concentration of large positions, particularly driven by one position, Taiwan Semiconductor, which is a company held in the MSCI Emerging Markets Index at a weighting of nearly 13% as of the end of January 2026. The EM Funds have an overweight position in this company, as well as overweight positions (above 5%) in three other companies that represent slightly less than 5% of the index (Samsung Electronics, Tencent, and SK Hynix) but could exceed 5% of the index in the near future. Changing the EM Funds to nondiversified would allow the portfolio managers to continue to maintain these overweight positions against a benchmark that has seen increasing concentration in some of these larger positions. The EM Funds previously changed to nondiversified in 2021 but, because they did not operate as nondiversified for a three-year period, they reverted to diversified. However, T. Rowe Price believes it will be challenging for the EM Funds to operate effectively as diversified because the index has become far more concentrated, particularly in the positions noted above.

The T. Rowe Price Health Sciences Fund and T. Rowe Price Health Sciences Portfolio (“Health Sciences Funds”) are sector-focused funds that have a narrower investment universe than more broadly diversified funds. Because of this, many of the T. Rowe Price funds that focus on a particular sector or industry already are registered and operate as nondiversified. As of the end of January 2026, approximately 28% of the Health Sciences Funds’ benchmark, the Russell 3000 Health Care® Index, included holdings greater than 5% of the index (Eli Lilly, Johnson & Johnson, and AbbVie), and the index has other holdings that were also greater than 5% in recent months (United Health Care and Merck). While the Health Sciences Funds are each currently operating under the 25% limit on aggregate holdings in positions that exceed 5% of the Fund, the Health Sciences Funds have approached this limit in recent months when positions in Stryker, Intuitive Surgical, and United Health Group were also above 5%. Changing the Health Sciences Funds to nondiversified would allow the portfolio manager to manage those holdings at appropriate levels relative to the benchmark.

The T. Rowe Price Tax-Efficient Equity Fund (“Tax-Efficient Fund”) utilizes the Russell 3000 Growth® Index to measure its performance. As of the end of January 2026, nearly 40% of the index was comprised of holdings that were greater than 5% (Nvidia, Apple, Microsoft, and Alphabet). Also of note, two additional index constituents (Amazon and Broadcom) were below 5% at the end of January 2026 but have been above 5% in recent months. The index concentration has been persistent and changing the Tax-Efficient Fund to nondiversified will allow the portfolio manager to operate with greater flexibility and express appropriate conviction in these large companies.

The T. Rowe Price U.S. Equity Research ETF, T. Rowe Price U.S. Equity Research Fund, and T. Rowe Price U.S. Large-Cap Core Fund (“U.S. Core Funds”) utilize the S&P 500 Index, which has demonstrated increasing concentration in its largest positions, to measure their performance. As of the end of January 2026, 25.7% of the S&P 500 Index included holdings that were greater than 5% positions in the benchmark (Nvidia, Apple, Microsoft, and Alphabet). This represents a significant increase from one year ago when only 18.9% of the index included holdings greater than 5%. Changing the U.S. Core Funds to nondiversified would allow the portfolio managers greater flexibility to initiate overweight positions in certain stocks when they feel that is appropriate. This is especially important for the T. Rowe Price U.S. Equity Research ETF and T. Rowe Price U.S. Equity Research Fund, which involve a structured, benchmark aware, investment process, but this increased flexibility would also be beneficial for the T. Rowe Price U.S. Large-Cap Core Fund.

Due to the 1940 Act diversification requirements, the Diversification Policy Change Funds may be underweighting certain holdings relative to their weights in their respective benchmarks even if the portfolio managers find them to be attractive investment opportunities. In practice, this means that the Diversification Policy Change Funds may not be able to invest in certain issuers to the extent the portfolio managers desire as a result of the need to comply with the 1940 Act diversification requirements.

Some of the Diversification Policy Change Funds are currently over the 25% limit for diversified funds due to market appreciation, which is permissible because the diversification limits apply at the time of purchase. However, the Diversification Policy Change Funds above the 25% limit currently are restricted from making additional purchases of any issuer that currently represents more than 5% of the Fund’s portfolio, unless the total of those 5% positions is reduced below 25%.

T. Rowe Price and the Boards believe that reclassifying each Diversification Policy Change Fund as nondiversified is in the best interests of each Diversification Policy Change Fund and its shareholders because the nondiversified status will provide the Diversification Policy Change Funds’ portfolio managers with increased investment flexibility and the potential to generate better investment performance. This additional flexibility is important given the weightings of the largest holdings in the Diversification Policy Change Funds’ respective benchmarks and the appreciation of some of the Diversification Policy Change Funds’ largest holdings.

T. Rowe Price recognizes that a nondiversified fund typically presents a greater degree of investment risk due to its ability to make more concentrated investments. Because a nondiversified fund can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a diversified fund that invests more broadly across many issuers. For example, poor performance by a single large holding of a nondiversified fund could adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers. If approved, the heightened risks associated with a nondiversified fund would be clearly disclosed in each Diversification Policy Change Fund’s prospectus.

For the reasons set forth above, the Boards are seeking your approval to change the diversification policy applicable to each Diversification Policy Change Fund. The Boards considered all relevant factors, including the potential impact of the proposal on the Diversification Policy Change Funds and their shareholders. Following consideration of these matters, the Boards unanimously approved the proposed change to reclassify each Diversification Policy Change Fund as nondiversified.

Effective Date for the Changes

If the proposal is approved by shareholders of all Diversification Policy Change Funds at the Shareholder Meeting, the switch from diversified to nondiversified is expected to become effective for all Diversification Policy Change Funds on or about July 1, 2026, and each Diversification Policy Change Fund’s prospectus and SAI will be revised accordingly.

If the Shareholder Meeting needs to be adjourned or postponed with respect to any Diversification Policy Change Fund, it is expected that any Diversification Policy Change Fund that has already received shareholder approval will still implement the policy change on July 1, 2026. However, the effective date may be delayed if the Shareholder Meeting needs to be adjourned or postponed for a particular Diversification Policy Change Fund and it is determined to be prudent to implement the proposal at the same time for all Diversification Policy Change Funds. As a result, it is possible that the effective date of the proposal may be delayed for certain Diversification Policy Change Funds until all Diversification Policy Change Funds have received shareholder approval.

The Boards of the Diversification Policy Change Funds, including the Diversification Policy Change Funds’ independent directors, recommend that shareholders of each Diversification Policy Change Fund vote FOR the proposal to change each Diversification Policy Change Fund’s policy from diversified to nondiversified.

PROPOSAL NO. 2 – 80% Investment Policy Change

Summary of Proposed Changes

At a meeting on March 11, 2026, the Boards approved submitting a proposal to shareholders to change the 80% investment policy for each 80% Investment Policy Change Fund. At the same meeting, the Boards approved other changes described below (some of which do not require shareholder approval) that will impact the 80% Investment Policy Change Funds:

●	Name Changes. Most of the 80% Investment Policy Change Funds currently use “tax-free” or “tax-exempt” in their names. The Boards approved changing these terms to “municipal” to better align with industry standards and provide more investment flexibility. Two of the 80% Investment Policy Change Funds already reference “municipal” in their name, but their names are also being changed.

●	Elimination of AMT Policy. Most of the 80% Investment Policy Change Funds currently have a policy that limits or prohibits investments in bonds subject to the federal alternative minimum tax (“AMT”). Eliminating this policy will allow for greater investment flexibility.

The name changes will take effect for each 80% Investment Policy Change Fund on August 1, 2026, regardless of whether shareholders approve the proposed 80% investment policy changes. All but two of the 80% Investment Policy Change Funds have a fundamental policy relating to AMT, for which the Board has approved submitting a separate proposal to shareholders to change that policy. (More details on that proposed change can be found under Proposal No. 3.)

Reasons for the Name Changes

Industry practice generally favors using “municipal” in names of funds that are focused on investments in municipal bonds. Under SEC guidance, funds named “tax-free” or “tax-exempt” cannot count AMT bonds toward compliance with their 80% investment policy, but funds using “municipal” can. T. Rowe Price believes that being able to invest more in AMT bonds, when appropriate, could add value for shareholders without increasing overall risk, although portfolio managers will still carefully manage AMT exposure.

Reasons for the 80% Investment Policy Changes

Currently, the 80% Investment Policy Change Funds use a mix of asset-based and income-based approaches to comply with the requirements of Rule 35d-1 under the 1940 Act (“Names Rule”). The Boards are asking shareholders to approve new 80% investment policies that would enable moving to a single asset-based approach to compliance monitoring. This approach is easier to monitor, reduces compliance risks, and aligns the policies with the new names of the 80% Investment Policy Change Funds. Other key points regarding the proposal include:

●	The new policies will reference “municipal bonds” to match the new names.

●	The policies will be monitored based only on assets as opposed to future income, making compliance simpler.

●	The changes are not expected to materially affect how the 80% Investment Policy Change Funds are managed but will give portfolio managers more flexibility and better align with industry standards.

●	The new policies will remove unnecessary references to certain terms and update other terms to more closely align with regulatory requirements.

More Detailed Information about the Proposed Changes

At the March 11, 2026 meeting where the Boards approved submitting the 80% investment policy change proposal to shareholders for approval, the Boards also approved a change to the name of each 80% Investment Policy Change Fund, as well as the elimination of any operating policy or fundamental policy applicable to an 80% Investment Policy Change Fund that limits the purchases of bonds subject to AMT. Changes to operating policies require Board approval whereas changes to fundamental policies generally require Board approval and shareholder approval. Accordingly, the name changes and elimination of an AMT operating policy require only Board approval while the elimination of an AMT fundamental policy also requires shareholder approval. As a result, the name changes and elimination of an AMT operating policy will occur regardless of whether shareholder approval is successfully obtained to also change the 80% investment policy for each 80% Investment Policy Change Fund.

Most of the 80% Investment Policy Change Funds include either the term “tax-free” or “tax-exempt” in their name. Across the industry, however, T. Rowe Price’s research shows that the term “municipal” has become the dominant naming convention for funds that focus their investments on tax-exempt investments such as municipal bonds. Further, under current SEC guidance, funds that use the term “tax-exempt” or “tax-free” in their names may not count securities that generate income subject to the AMT toward their 80% investment requirement pursuant to the Names Rule, whereas funds that use the term “municipal” are permitted to count such securities toward their 80% investment requirement.

As a result, the Boards have approved changing the 80% Investment Policy Change Funds’ names to replace “tax-free” and “tax-exempt” with “municipal” in an effort to better align with industry naming standards and provide increased investment flexibility. (We note that two of the 80% Investment Policy Change Funds already reference the term “municipal” in their name, but there will be other changes to those Funds’ names, including the removal of the term “Summit.”)

In connection with the name changes, the Boards also approved changing the 80% investment policy required by the Names Rule for each 80% Investment Policy Change Fund to align with its new name (e.g., by referencing “municipal bonds” specifically in the policy) and provide greater portfolio management flexibility.

While funds may normally elect to make an 80% investment policy adopted to comply with the Names Rule a non-fundamental policy (requiring 60 days’ notice to shareholders of any change) or a fundamental policy, such policies are required by the Names Rule to be fundamental policies for funds with names suggesting that the fund’s distributions are tax-exempt like the 80% Investment Policy Change Funds.

The Names Rule requires a fund with a name suggesting that the fund’s distributions are exempt from Federal income tax or from both Federal and State income tax to adopt a fundamental policy to: (i) invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt, as applicable, from Federal income tax or from both Federal and State income tax; or (ii) invest, under normal circumstances, its assets so that at least 80% of the income that it distributes will be exempt, as applicable, from Federal income tax or from both Federal and State income tax.

Based on this Names Rule requirement, a tax-exempt fund (whether the fund includes the term tax-free, tax-exempt, or municipal in its name) may adopt either an asset-based 80% investment policy (i.e., based on the current values of holdings that are tax-exempt) or an income-based 80% investment policy (i.e., based on the tax-exempt income that will be distributed), but the Names Rule does not require both. However, many of the 80% Investment Policy Change Funds have adopted both an asset-based 80% investment policy and an income-based 80% investment policy, and several other 80% Investment Policy Change Funds have adopted just an income-based 80% investment policy. Industry standards for tax-exempt funds, regardless of whether their name includes the term tax-free, tax-exempt, or municipal, typically take one of two approaches to adopting 80% investment policies pursuant to the Names Rule: (i) a policy that is solely asset-based; or (ii) a policy that can be either asset-based or income-based. Tax-exempt funds prefer asset-based policies because they can be easily monitored for Names Rule compliance on a current basis, whereas monitoring income-based policies typically involves sourcing data from multiple systems and is based on future income. In addition, certain amendments to the Names Rule that will be going into effect could make monitoring and compliance even more challenging for funds with income-based policies.

As a result, the Boards recommend that shareholders take this opportunity to change the 80% investment policy for each 80% Investment Policy Change Fund to a policy that more closely aligns with industry standards, provides for solely asset-based monitoring, and specifically references municipal bonds and any other term in the Funds’ new names that is in scope for the Names Rule. These revised 80% investment policies are not expected to result in any material changes to how the 80% Investment Policy Change Funds are managed. Whether or not the proposed changes to the 80% investment policies are approved by shareholders, the 80% Investment Policy Change Funds would be permitted to increase their exposure to bonds subject to the AMT as a result of the name changes (i.e., the flexibility to include bonds subject to AMT toward an 80% Investment Policy Change Fund’s 80% basket due to “municipal” being added to the name) and approvals to eliminate the AMT-related operating policies. T. Rowe Price and the Boards believe that shareholders will benefit from changes to the 80% investment policies through greater portfolio management flexibility, more closely aligning the policies with specific Names Rule requirements, aligning the policies with the 80% Investment Policy Change Funds’ new names to avoid potential confusion in the marketplace, and reduced compliance risks by eliminating income-based policies in favor of asset-based policies for all 80% Investment Policy Change Funds.

The Names Rule requires a fund whose name suggests a focus on a particular type of investment or a geographic region to adopt a policy to invest at least 80% of the value of its assets in the type of investment or geographic region suggested by the fund’s name. As a result, the term municipal and any specific state referenced in an 80% Investment Policy Change Fund’s name are in scope for the Names Rule and either or both of these terms are appropriately included in the recommended revised 80% investment policies.

Typically, the term “high yield” is in scope for the Names Rule and requires the adoption of an 80% investment policy relating to below investment-grade corporate bonds. Under current SEC guidance, funds that use the term “high-yield” in conjunction with the term “municipal,” “tax-exempt,” or similar in their names are not required to invest at least 80% in below investment-grade municipal securities in recognition that the market for below investment-grade municipal bonds is smaller and relatively less liquid than its taxable counterpart. As a result, the T. Rowe Price Intermediate Tax-Free High Yield Fund (to be renamed the T. Rowe Price Intermediate High Yield Municipal Bond Fund) and the T. Rowe Price Tax-Free High Yield Fund (to be renamed the T. Rowe Price High Yield Municipal Bond Fund) are seeking to adopt 80% investment policies relating to municipal bonds but not to high yield or below investment-grade bonds. The inclusion of such terms in the policy would unnecessarily constrain portfolio management and increase these Funds’ risk profile for shareholders.

There are also certain 80% Investment Policy Change Funds that reference “total assets” instead of “net assets” (the Names Rule defines “assets” to mean net assets plus the amounts of any borrowings for investment purposes), reference “investment-grade” even though it is not in scope for the Names Rule, and have a higher investment threshold than 80% as part of their policy. We seek to revise these policies to remove unnecessary terms and update terms that will bring the policies more in line with specific Names Rule requirements.

Finally, we believe it is prudent to include the term “regular” as a modifier before the term “federal income taxes” in the policies. Many other tax-exempt funds with municipal in their name take a similar approach to constructing their 80% investment policies, and we believe that including this additional term may make it clearer to the marketplace that bonds subject to AMT may be included toward compliance with each 80% Investment Policy Change Fund’s revised policy.

For the reasons set forth above, the Boards are seeking your approval to change the 80% investment policy applicable to each 80% Investment Policy Change Fund as follows (the new name that will become effective on August 1, 2026 for each 80% Investment Policy Change Fund is included for reference):

Current Fund Name	New Fund Name	Current 80% Policy(ies)	Proposed New 80% Policy
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price California Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal and California state income taxes, and at least 80% of the fund’s income is expected to be exempt from federal and California state income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and California state income taxes.
T. Rowe Price Georgia Tax-Free Bond Fund	T. Rowe Price Georgia Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal and Georgia state income taxes, and at least 80% of the fund’s income is expected to be exempt from federal and Georgia state income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and Georgia state income taxes.

Current Fund Name	New Fund Name	Current 80% Policy(ies)	Proposed New 80% Policy
T. Rowe Price Intermediate Tax-Free High Yield Fund	T. Rowe Price Intermediate High Yield Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities whose interest is free from federal income taxes, and normally at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	T. Rowe Price Maryland Short-Term Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal and Maryland state and local income taxes, and at least 80% of the fund’s income is expected to be exempt from federal and Maryland state and local income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and Maryland state income taxes.
T. Rowe Price Maryland Tax-Free Bond Fund	T. Rowe Price Maryland Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal and Maryland state and local income taxes, and at least 80% of the fund’s income is expected to be exempt from federal and Maryland state and local income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and Maryland state income taxes.

Current Fund Name	New Fund Name	Current 80% Policy(ies)	Proposed New 80% Policy
T. Rowe Price Maryland Tax-Free Money Fund	T. Rowe Price Maryland Municipal Money Fund	The fund normally invests at least 65% of its total assets in Maryland municipal securities, and at least 80% of the fund’s income is expected to be exempt from federal and Maryland state and local income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal money market securities whose income is exempt from regular federal and Maryland state income taxes.
T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New Jersey Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal and New Jersey state income taxes, and at least 80% of the fund’s income is expected to be exempt from federal and New Jersey state income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and New Jersey state income taxes.
T. Rowe Price New York Tax-Free Bond Fund	T. Rowe Price New York Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal, New York state, and New York City income taxes, and at least 80% of the fund’s income is expected to be exempt from federal, New York state, and New York City income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and New York state income taxes.

Current Fund Name	New Fund Name	Current 80% Policy(ies)	Proposed New 80% Policy
T. Rowe Price Summit Municipal Income Fund	T. Rowe Price Core Plus Municipal Bond Fund	The fund normally invests at least 80% of its total assets in investment-grade municipal securities, which are securities rated in one of the four highest rating categories by at least one credit rating agency or, if unrated, deemed by the adviser to be of comparable quality. Normally, at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.
T. Rowe Price Summit Municipal Intermediate Fund	T. Rowe Price Intermediate Municipal Bond Fund	The fund normally invests at least 90% of its total assets in investment-grade municipal securities, which are securities rated in one of the four highest rating categories by at least one credit rating agency or, if unrated, deemed by the adviser to be of comparable quality. Normally, at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.
T. Rowe Price Tax-Exempt Money Fund	T. Rowe Price Municipal Money Fund	Normally, at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal money market securities whose income is exempt from regular federal income taxes.

Current Fund Name	New Fund Name	Current 80% Policy(ies)	Proposed New 80% Policy

T. Rowe Price Tax-Free High Yield Fund	T. Rowe Price High Yield Municipal Bond Fund	Normally, at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.
T. Rowe Price Tax-Free Income Fund	T. Rowe Price Core Municipal Bond Fund	Normally, at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.
T. Rowe Price Tax-Free Short-Intermediate Fund	T. Rowe Price Short-Intermediate Municipal Bond Fund	Normally, at least 80% of the fund’s income will be exempt from federal income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal income taxes.
T. Rowe Price Virginia Tax-Free Bond Fund	T. Rowe Price Virginia Municipal Bond Fund	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that pay interest exempt from federal and Virginia state income taxes, and at least 80% of the fund’s income is expected to be exempt from federal and Virginia state income taxes.	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and Virginia state income taxes.

The Boards considered all relevant factors, including the potential impact of the proposal on the 80% Investment Policy Change Funds and their shareholders. Following consideration of these matters, the Boards unanimously approved the proposed change to the 80% investment policy for each 80% Investment Policy Change Fund.

Effective Date for the Changes

If the proposal is approved by shareholders of an 80% Investment Policy Change Fund at the Shareholder Meeting or at a subsequent shareholder meeting due to any adjournments or postponements, the change to the 80% investment policy is expected to become effective for all 80% Investment Policy Change Funds that have received shareholder approval on or about August 1, 2026. Consistent with the effective date of the change, each 80% Investment Policy Change Fund’s prospectus and SAI will be revised accordingly.

The Boards of the 80% Investment Policy Change Funds, including the 80% Investment Policy Change Funds’ independent directors, recommend that shareholders of each 80% Investment Policy Change Fund vote FOR the proposal to change each 80% Investment Policy Change Fund’s policy to the new 80% investment policy that has been approved by the Boards.

PROPOSAL NO. 3 – AMT Fundamental Policy Elimination

Summary of Proposed Changes

At a meeting on March 11, 2026, the Boards approved submitting a proposal to shareholders to eliminate the AMT fundamental policy for each AMT Policy Change Fund. At the same meeting, the Boards approved other changes described below (some of which do not require shareholder approval) that impact each AMT Policy Change Fund:

●	Name Changes. Each AMT Policy Change Fund currently references either “tax-free” or “tax-exempt” in its name. The Boards approved changing these terms to “municipal” to better align with industry standards and provide more investment flexibility.

●	Elimination of AMT Operating Policy. The T. Rowe Price Tax-Free Income Fund and T. Rowe Price Tax-Exempt Money Fund currently have an operating policy that prohibits or limits investments in bonds subject to AMT. These operating policies will be eliminated, effective May 1, 2026, allowing for greater flexibility.

Although these AMT operating policies will be eliminated for the T. Rowe Price Tax-Exempt Money Fund and T. Rowe Price Tax-Free Income Fund, each AMT Policy Change Fund (including the T. Rowe Price Tax-Exempt Money Fund and T. Rowe Price Tax-Free Income Fund) is subject to a fundamental policy that allows only up 20% of income to be derived from securities subject to AMT. The name changes will take effect for each AMT Policy Change Fund on August 1, 2026, regardless of whether shareholders approve the proposed elimination of the AMT fundamental policy.

Reasons for the AMT Policy Elimination

As a result of the name changes, the AMT Policy Change Funds will no longer require a 20% limit on bonds subject to AMT because funds with “municipal” in their name can count AMT bonds toward compliance with their 80% investment policy. T. Rowe Price believes that being able to invest more in AMT bonds, when appropriate, could add value for shareholders without increasing overall risk, although portfolio managers will still carefully manage AMT exposure.

Other key points regarding the proposal include:

●	The policy elimination will better align with the policies of other “municipal” funds once the new names become effective.

●	The policy elimination would provide the potential to generate better performance with minimal impact on overall duration or credit risk.

●	The changes are not expected to materially affect how the AMT Policy Change Funds are managed but will give portfolio managers more flexibility and better align with industry standards.

●	If approved, portfolio managers would still appropriately limit the amount of AMT exposure based on market conditions and AMT policies.

More Detailed Information about the Proposed Changes

At the March 11, 2026 meeting where the Boards approved submitting the AMT fundamental policy elimination proposal to shareholders for approval, the Boards also approved a change to the name of each AMT Policy Change Fund, as well as the elimination of an operating policy applicable to the T. Rowe Price Tax-Exempt Money Fund that prohibits purchases of bonds subject to AMT and an operating policy applicable to the T. Rowe Price Tax-Free Income Fund that limits purchases of bonds subject to AMT to less than 20%. The name changes and elimination of the AMT operating policies require only Board approval and do not also require shareholder approval.

However, each AMT Policy Change Fund is subject to a fundamental policy that allows only up 20% of an AMT Policy Change Fund’s income to be derived from securities subject to AMT, even though such a policy is not required to be a fundamental policy under the 1940 Act. The Boards have approved eliminating this AMT fundamental policy, which will also require shareholder approval. Regardless of whether shareholder approval is successfully obtained to change the AMT fundamental policy for each AMT Policy Change Fund, the name changes will become effective on August 1, 2026, and the elimination of the AMT operating policies will become effective on May 1, 2026.

Each AMT Policy Change Fund currently includes either the term “tax-free” or “tax-exempt” in its name. Across the industry, however, T. Rowe Price’s research shows that the term “municipal” has become the dominant naming convention for funds that focus their investments in tax-exempt investments such as municipal bonds. As a result, the Boards have approved changing the AMT Policy Change Funds’ names to replace “tax-free” and “tax-exempt” with “municipal” in an effort to better align with industry naming standards and provide increased investment flexibility. This increased investment flexibility results in part from current SEC guidance, which does not allow funds that use the term “tax-exempt” or “tax-free” in their names to count securities that generate income subject to the AMT toward their 80% investment requirement pursuant to the Names Rule, whereas funds that use the term “municipal” are permitted to count such securities toward their 80% investment requirement.

Most of the AMT Policy Change Funds currently invest in AMT Bonds to varying degrees. However, notwithstanding the AMT fundamental policy, the current names of the AMT Policy Change Funds create an implied 20% limit on AMT bonds due to their inability to include any AMT bonds toward their 80% investment policy. The name changes alone would offer the flexibility to invest greater than 20% in AMT bonds regardless of whether the proposed 80% investment policy change is also approved by shareholders, but that increased flexibility cannot be realized without the corresponding elimination of the AMT fundamental policy.

Many bonds that are subject to AMT currently offer a yield advantage over bonds that are not subject to AMT, even though the bonds tend to have similar features and risk profiles. T. Rowe Price believes that an increased allocation to AMT bonds, where appropriate, could be an additional source of alpha for the AMT Policy Change Funds with little added duration and no increase in overall credit risk. If the proposal to eliminate the AMT fundamental policy is approved by shareholders, the AMT Policy Change Funds’ portfolio managers intend to appropriately limit the amount of AMT exposure based on the particular strategy and market conditions, including monitoring the yield advantage that may be available through AMT bonds and any changes to tax laws or policies that could impact shareholders. In addition, there are only certain sectors of the municipal market that issue bonds subject to AMT, and T. Rowe Price strives to manage the AMT Policy Change Funds to be diversified across many sectors when possible, so T. Rowe Price believes it would be impractical for any AMT Policy Change Funds to have significant allocations to AMT bonds even with the fundamental policy elimination.

T. Rowe Price’s research shows that most competitor funds with “municipal” in their name do not have similar policies that limit AMT exposure. Notably, the T. Rowe Price Summit Municipal Income Fund and T. Rowe Price Summit Municipal Intermediate Fund (as well as all T. Rowe Exchange-Traded Funds with “municipal” in their name) have never been subject to any fundamental policy or operating policy restrictions on AMT and are permitted to invest without limit in AMT bonds even though such exposure has rarely exceeded 20%. Although the AMT Policy Change Funds may increase their exposure to AMT bonds as a result of the name changes, T. Rowe Price believes that the AMT Policy Change Funds will be at a competitive disadvantage if they are required to continue to limit overall AMT exposure to 20%, which could constrain portfolio management and be detrimental to shareholders. Even if the AMT Policy Change Funds are ultimately able to increase their overall investments in AMT bonds above 20%, such increase is not anticipated to materially impact the portion of any AMT Policy Change Fund’s overall tax-exempt dividends it distributes that would be subject to AMT. The AMT Policy Change Funds’ portfolio managers would remain mindful of any future shifts in governmental policy or tax law changes that would make increased investments in AMT bonds less desirable for shareholders, including those shareholders who are subject to the AMT.

As a result, the Boards recommend that shareholders take this opportunity to eliminate the AMT fundamental policy for each AMT Policy Change Fund to more closely align with industry standards. The elimination of the AMT fundamental policy is not expected to result in any material changes to how the AMT Policy Change Funds are managed. T. Rowe Price and the Boards believe that shareholders will benefit from the elimination of the AMT fundamental policy through increased portfolio management flexibility, the potential to generate better performance, and more closely aligning with the AMT Policy Change Funds’ new names and policies and practices of similar funds in the marketplace.

For the reasons set forth above, the Boards are seeking your approval to eliminate the AMT fundamental policy applicable to each AMT Policy Change Fund. The Boards considered all relevant factors, including the potential impact of the proposal on the AMT Policy Change Funds and their shareholders. Following consideration of these matters, the Boards unanimously approved the proposed elimination of the AMT fundamental policy for each AMT Policy Change Fund.

Effective Date for the Changes

If the proposal is approved by shareholders of an AMT Policy Change Fund at the Shareholder Meeting or at a subsequent shareholder meeting due to any adjournments or postponements, the change to the AMT fundamental policy is expected to become effective for all AMT Policy Change Funds that have received shareholder approval on or about August 1, 2026. Consistent with the effective date of the change, each AMT Policy Change Fund’s prospectus and SAI will be revised accordingly.

The Boards of the AMT Policy Change Funds, including the AMT Policy Change Funds’ independent directors, recommend that shareholders of each AMT Policy Change Fund vote FOR the proposal to eliminate each AMT Policy Change Fund’s fundamental policy that currently limits the ability to invest in securities subject to the AMT.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholder meeting for the Funds, under Maryland law one-third of a Fund’s shares entitled to be voted must have been received by proxy or be present at the meeting unless a Fund's By-Laws specify a higher quorum requirement. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the Shareholder Meeting or by proxy at the Shareholder Meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of a Fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple Funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting online or by telephone. If you properly execute your proxy card and give no voting instructions, or submit your vote online or by telephone without voting instructions, your shares will be voted FOR the proposal.

Abstentions and “broker nonvotes” are counted for purposes of determining whether a quorum has been achieved for purposes of convening the Shareholder Meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposals must be approved by a percentage of voting securities that have been received by proxy or present at the Shareholder Meeting, or a majority of the Fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the applicable proposal.

For shares of a Fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. In cases where another T. Rowe Price sponsored mutual fund owns shares of one or more of the Funds, T. Rowe Price as the investing fund’s investment adviser, will mirror vote the Fund’s shares held by the investing fund in the same proportion as shares for which voting instructions from other shareholders of the Fund are property and timely received.

For shares of the T. Rowe Price Health Sciences Portfolio held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from other contract holders are timely received.

Can additional matters be acted upon at the Shareholder Meeting?

T. Rowe Price knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Can I change my vote after I mail my proxy?

Any proxy, including those given online or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with a Fund, by delivering a properly executed proxy bearing a later date, or by attending the Shareholder Meeting and voting. If you vote via telephone or online, you can change your vote up until 7:59 a.m. ET on June 25, 2026.

Are the Funds required to hold annual meetings?

Under Maryland law, the Funds are not required to hold annual meetings of shareholders. The Boards have determined that the Funds will avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Boards.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Fran Pollack-Matz, Secretary of the Funds, 1307 Point Street, Baltimore, Maryland 21231, within a reasonable time before a Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its consideration at a shareholder meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 43131, Providence, RI 02940-3131. Any mailed proxies sent to this address will be delivered to Computershare Fund Services (“Computershare”), which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through Computershare to have votes recorded online or by telephone. The online and telephone voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved for a particular Fund and whether sufficient votes are received to approve a proposal.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxydirect.com/trp-34974 to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The SEC has adopted rules that permit investment companies, such as the Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless a Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Directors and officers of a Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in-person, electronically (assuming that applicable requirements are met), or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares are represented at the Shareholder Meeting to permit approval of the proposals outlined in the Proxy Statement, the Funds will also use the solicitation services of Computershare to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the Funds’ overall proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Funds, tabulating those votes that are received, and any solicitation of additional votes. The fees received by Computershare will vary by Fund based on the number of accounts and proxy statements that need to be prepared and delivered and the level of solicitation necessary to achieve quorum and obtain shareholder approval. In addition to the fees paid to Computershare, additional fees will be incurred in connection with delivery and tabulation relating to financial intermediaries, and securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

All costs of the Shareholder Meeting and the proxy campaign, including the use of Computershare and the reimbursement to others for solicitation and the preparation and delivery of proxy materials, will be charged to each Fund generally in proportion to the number of proxy statements and level of solicitation. However, such expenses will ultimately be borne by T. Rowe Price for any Funds that have an all-inclusive fee that includes proxy expenses or are operating above a contractual expense limitation.

The total fees for these services, including printing, postage, tabulation and solicitation services, are estimated for each Fund as follows:

Fund	Estimated total proxy costs
T. Rowe Price California Tax-Free Bond Fund	$107,300
T. Rowe Price Emerging Markets Stock Fund	$62,800
T. Rowe Price Georgia Tax-Free Bond Fund	$73,000
T. Rowe Price Health Sciences Fund	$929,600
T. Rowe Price Health Sciences Portfolio	$22,800
T. Rowe Price Institutional Emerging Markets Equity Fund	$7,800
T. Rowe Price Intermediate Tax-Free High Yield Fund	$38,800
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	$30,600
T. Rowe Price Maryland Tax-Free Bond Fund	$342,200
T. Rowe Price Maryland Tax-Free Money Fund	$11,600
T. Rowe Price New Jersey Tax-Free Bond Fund	$70,300
T. Rowe Price New York Tax-Free Bond Fund	$75,200
T. Rowe Price Summit Municipal Income Fund	$509,200
T. Rowe Price Summit Municipal Intermediate Fund	$583,400
T. Rowe Price Tax-Efficient Equity Fund	$239,900
T. Rowe Price Tax-Exempt Money Fund	$119,500
T. Rowe Price Tax-Free High Yield Fund	$766,800
T. Rowe Price Tax-Free Income Fund	$397,300

Fund	Estimated total proxy costs
T. Rowe Price Tax-Free Short-Intermediate Fund	$364,100
T. Rowe Price U.S. Equity Research ETF	$336,000
T. Rowe Price U.S. Equity Research Fund	$2,925,900
T. Rowe Price U.S. Large-Cap Core Fund	$65,900
T. Rowe Price Virginia Tax-Free Bond Fund	$220,000

GENERAL INFORMATION ABOUT THE FUNDS

Who are the Funds’ investment adviser, principal underwriter, and other service providers?

T. Rowe Price serves as investment adviser to all of the Funds and provides the Funds with investment management services. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group Inc. (“T. Rowe Price Group”).

While T. Rowe Price is responsible for supervising and overseeing the Funds’ investment programs, T. Rowe Price has entered into investment subadvisory agreements with T. Rowe Price International Ltd (“Price International”) and T. Rowe Price Hong Kong Limited (“Price Hong Kong”), on behalf of the T. Rowe Price Emerging Markets Stock Fund and T. Rowe Price Institutional Emerging Markets Equity Fund. Price International is a wholly owned subsidiary of T. Rowe Price and Price Hong Kong is a wholly owned subsidiary of Price International.

Each of the Funds (except for the T. Rowe Price U.S. Equity Research ETF) has fund accounting agreements with T. Rowe Price and The Bank of New York Mellon; an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”); and transfer agency agreements with T. Rowe Price Services, Inc. (“Price Services”) and T. Rowe Price Retirement Plan Services, Inc. (“RPS”). State Street Bank and Trust Company (“State Street”) serves as a custodian for the Funds. Custody of the Funds’ portfolio securities that are purchased outside the United States is maintained by JPMorgan Chase Bank, London.

The T. Rowe Price U.S. Equity Research ETF has an underwriting agreement with Investment Services as well as a custodian agreement, a sub-administration agreement, fund accounting agreement, and a transfer agency agreement with State Street.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the Funds as investment options.

Investment Services, Price Services, RPS, and T. Rowe Price Trust Company are wholly owned subsidiaries of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 1307 Point Street, Baltimore, MD 21231. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117. The address for The Bank of New York Mellon is 225 Liberty Street, New York, New York 10286. The address for State Street Corporation is One Lincoln Street, Boston, Massachusetts, 02111. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London EC2P 2HD England.

The Funds have a policy to not pay any commissions to affiliated broker-dealers.

Who are the Funds’ executive officers?

The following table, entitled “Executive Officers of the Funds,” lists the other executive officers of the Funds covered by this Proxy Statement and their positions with each Fund, T. Rowe Price, and T. Rowe Price Group, as of February 28, 2026. Each executive officer has been an officer of T Rowe Price, T. Rowe Price Group, and the Funds for at least the last five years unless otherwise indicated.

Executive Officers of the Funds

Name of Officer, Year of Birth	Position Held With Each Fund	Position with T. Rowe Price	Position with T. Rowe Price Group
David Oestreicher, 1967	President, Interested Director, and Principal Executive Officer	Director, Vice President, and Secretary	General Counsel, Vice President, and Secretary
Alan Dupski, 1982	Principal Financial Officer, Vice President, and Treasurer	Vice President	Vice President
Richard Sennett, 1970	Assistant Treasurer	Vice President	Vice President
Savonne Ferguson, 1973[a]	Chief Compliance Officer and Vice President	Chief Compliance Officer and Vice President	Vice President
Marc Corredor, 1976	Vice President	Vice President	Vice President
Cheryl Hampton, 1969[b]	Vice President	Vice President	Vice President
Ben Kersse, 1989	Vice President	Vice President	—
Rob McDavid, 1972	Vice President and Anti-Money Laundering (AML) Officer	Vice President	—
Fran Pollack-Matz, 1961	Vice President and Secretary	Vice President	Vice President
Ellen York, 1988	Vice President	Vice President	Vice President
Cheryl Emory, 1963	Assistant Secretary	Vice President and Assistant Secretary	Assistant Secretary

[a]	Prior to 2024, Savonne Ferguson was Senior Vice President, Chief Compliance Officer, and Associate General Counsel at Neuberger Berman.
[b]	Prior to 2021, Cheryl Hampton was Tax Director at Invesco Ltd.

As of February 28, 2026, the directors and executive officers of the Funds, as a group, owned less than 1% of the outstanding shares of any Fund.

How many outstanding shares are there of each Fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each Fund and class, as applicable, as of March 27, 2026.

Outstanding Shares of Capital Stock

FUND	CLASS	OUTSTANDING SHARES
T. Rowe Price California Tax-Free Bond Fund	Investor Class	37,786,693.19
	I Class	34,398,264.46
T. Rowe Price Emerging Markets Stock Fund	Investor Class	12,811,933.72
	I Class	24,335,859.27
	Z Class	92,749,796.79
T. Rowe Price Georgia Tax-Free Bond Fund	Investor Class	28,082,545.95
	I Class	22,481,808.40
T. Rowe Price Health Sciences Fund	Investor Class	77,566,122.65
	I Class	61,436,428.69
T. Rowe Price Health Sciences Portfolio	Portfolio Class	2,597,041.80
	Portfolio II Class	10,320,692.43
T. Rowe Price Institutional Emerging Markets Equity Fund	Investor Class	12,742,406.15
T. Rowe Price Intermediate Tax-Free High Yield Fund	Investor Class	9,614,422.89
	I Class	9,214,019.25
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	Investor Class	11,142,525.09
	I Class	24,760,218.48
T. Rowe Price Maryland Tax-Free Bond Fund	Investor Class	111,572,645.16
	I Class	133,843,867.50
T. Rowe Price Maryland Tax-Free Money Fund	Investor Class	27,958,012.13
	I Class	78,442,259.28
T. Rowe Price New Jersey Tax-Free Bond Fund	Investor Class	20,513,650.74
	I Class	12,403,322.12
T. Rowe Price New York Tax-Free Bond Fund	Investor Class	18,319,004.68
	I Class	22,427,776.49
T. Rowe Price Summit Municipal Income Fund	Investor Class	112,679,687.06
	Advisor Class	162,113.54
	I Class	116,529,657.66
T. Rowe Price Summit Municipal Intermediate Fund	Investor Class	85,581,567.76
	Advisor Class	297,522.63
	I Class	339,218,367.70

FUND	CLASS	OUTSTANDING SHARES
T. Rowe Price Tax-Efficient Equity Fund	Investor Class	5,048,847.66
	I Class	11,234,434.88
T. Rowe Price Tax-Exempt Money Fund	Investor Class	137,310,813.13
	I Class	522,013,655.71
T. Rowe Price Tax-Free High Yield Fund	Investor Class	127,059,621.16
	Advisor Class	232,428.21
	I Class	181,055,307.73
T. Rowe Price Tax-Free Income Fund	Investor Class	78,410,023.71
	Advisor Class	2,808,305.17
	I Class	161,086,080.83
T. Rowe Price Tax-Free Short-Intermediate Fund	Investor Class	85,056,538.78
	Advisor Class	170,054.00
	I Class	133,820,492.54
T. Rowe Price U.S. Equity Research ETF		51,100,000.00
T. Rowe Price U.S. Equity Research Fund	Investor Class	138,134,193.39
	Advisor Class	824,972.93
	I Class	101,373,672.13
	R Class	1,870,622.81
	Z Class	234.14
T. Rowe Price U.S. Large-Cap Core Fund	Investor Class	41,514,821.83
	Advisor Class	255,590.03
	I Class	59,365,145.48
	Z Class	291,335,989.62
T. Rowe Price Virginia Tax-Free Bond Fund	Investor Class	68,850,934.79
	I Class	60,275,956.35

Who are the principal holders of the Funds’ shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated Funds and/or classes, as of February 28, 2026.

Principal Holders of Fund Shares

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
CALIFORNIA TAX-FREE	MLPF&S FOR THE SOLE BENEFIT OF	2,308,156.51	6.12
BOND FUND	ITS CUSTOMERS
	4800 DEERLAKE DR E 3RD FL
	JACKSONVILLE FL 32246-6484
	CHARLES SCHWAB & CO INC	6,811,013.82	18.05
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	211 MAIN STREET
	SAN FRANCISCO CA 94105-1905
	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT	14,983,554.13	39.70(a)
	OF OUR CUSTOMERS
	499 WASHINGTON BLVD FL 5
	JERSEY CITY NJ 07310-2010
CALIFORNIA TAX-FREE	CHARLES SCHWAB & CO INC	3,660,439.86	10.72
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	SEI PRIVATE TRUST COMPANY	3,867,695.91	11.32
	C/O MELLON BANK
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989
EMERGING MARKETS	MLPF&S FOR THE SOLE BENEFIT OF ITS	715,665.21	5.54
STOCK FUND	CUSTOMERS
	PERSHING LLC	753,925.23	5.83
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0002
	CHARLES SCHWAB & CO INC	1,473,164.24	11.40
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	1,784,741.59	13.81
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING MARKETS	CHARLES SCHWAB & CO INC	1,359,834.59	5.55
STOCK FUND—I CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	PERSHING LLC	5,571,536.69	22.73
	NATIONAL FINANCIAL SERVICES LLC	5,949,060.14	24.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
EMERGING MARKETS	RETIREMENT PORTFOLIO 2025	5,677,918.42	6.08
STOCK FUND—Z CLASS	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2055	7,313,248.85	7.84
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2050	10,862,162.96	11.64
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2045	11,468,875.21	12.29
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2035	11,785,495.12	12.63
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2030	11,866,500.39	12.72
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2040	14,680,642.02	15.73
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
GEORGIA TAX-FREE	CHARLES SCHWAB & CO INC	3,264,348.67	11.73
BOND FUND	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	14,959,258.66	53.73(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GEORGIA TAX-FREE	NATIONAL FINANCIAL SERVICES	1,294,891.16	5.80
BOND FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	CHARLES SCHWAB & CO INC	4,869,524.45	21.81
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	SEI PRIVATE TRUST COMPANY	6,452,542.24	28.90(a)
	C/O TRUIST
HEALTH SCIENCES FUND	CHARLES SCHWAB & CO INC	8,251,648.32	10.50
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	9,876,556.14	12.56
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
HEALTH SCIENCES FUND—	CHARLES SCHWAB & CO INC	3,902,511.05	6.28
I CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
HEALTH SCIENCES	SECURITY BENEFIT LIFE INS CO	528,993.85	20.04
PORTFOLIO	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
	700 SW HARRISON ST
	TOPEKA KS 66636-0001
	MODERN WOODMEN OF AMERICA	558,639.00	21.17
	ATTN MUTUAL FUNDS ACCTG
	5801 SW 6TH AVE
	TOPEKA KS 66636-0001
	NATIONWIDE LIFE AND ANNUITY	939,447.54	35.60(a)
	INSURANCE COMPANY
	C/O IPO PORTFOLIO ACCOUNTING
	P O BOX 182029
	COLUMBUS OH 43218-2029
HEALTH SCIENCES	NATIONWIDE LIFE INSURANCE COMPANY	563,769.91	5.45
PORTFOLIO—II	C/O IPO PORTFOLIO ACCOUNTING
	PROTECTIVE LIFE INSURANCE COMPANY	747,353.59	7.23
	PO BOX 2606
	BIRMINGHAM AL 35202-2606
	NATIONWIDE LIFE INSURANCE COMPANY	5,494,086.31	53.13(a)
	C/O IPO PORTFOLIO ACCOUNTING
INSTITUTIONAL	WELLS FARGO BANK NA FBO	1,009,570.36	7.90
EMERGING MARKETS	OMNIBUS ACCOUNT CASH
EQUITY FUND	PO BOX 1533
	MINNEAPOLIS MN 55480-1533
	LADYBIRD & CO	1,485,953.54	11.63
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP SPECTRUM CONSERV ALLOC
	CUST STATE STREET BANK & TRUST CO
	LADYBUG & CO	2,275,326.96	17.81
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP SPECTRUM MODERATE ALLOC
	CUST STATE STREET BANK & TRUST CO
	LAKESIDE & CO	6,242,737.06	48.87(a)
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP SPECTRUM MOD GROWTH ALLOC
	CUST STATE STREET BANK & TRUST CO
INTERMEDIATE TAX-FREE	LPL FINANCIAL	770,374.48	8.34
HIGH YIELD FUND	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
	RAYMOND JAMES	1,031,503.03	11.17
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN MF RECON 14G
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	NATIONAL FINANCIAL SERVICES	1,848,800.93	20.02
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	CHARLES SCHWAB & CO INC	4,270,516.31	46.25(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
INTERMEDIATE TAX-FREE	VANGUARD BROKERAGE SERVICES	903,278.79	10.25
HIGH YIELD FUND—	PO BOX 1170
I CLASS	VALLEY FORGE PA 19482-1170
	CHARLES SCHWAB & CO INC	2,661,150.93	30.20(a)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
MARYLAND SHORT-TERM	LPL FINANCIAL	1,084,350.71	9.56
TAX-FREE BOND FUND	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	NATIONAL FINANCIAL SERVICES	1,165,820.70	10.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	CHARLES SCHWAB & CO INC	1,720,959.99	15.18
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	PERSHING LLC	2,555,244.12	22.54
MARYLAND SHORT-TERM	DAVID EISWERT	1,948,611.27	7.84
TAX-FREE BOND FUND—	CHARLES SCHWAB & CO INC	2,506,413.17	10.08
I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
MARYLAND TAX-FREE	MORGAN STANLEY SMITH BARNEY LLC	6,980,481.29	6.27
BOND FUND	FOR THE EXCL BENEFIT OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1965
	CHARLES SCHWAB & CO INC	14,499,098.72	13.02
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	31,115,515.63	27.94(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
MARYLAND TAX-FREE	CHARLES SCHWAB & CO INC	11,310,220.43	8.49
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	MARY JOHN MILLER	10,681,330.25	13.78
	JAMES D MILLER JT TEN
MARYLAND TAX-FREE	NATIONAL FINANCIAL SERVICES	5,097,100.66	19.03
MONEY FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RBC CAPITAL MARKETS LLC	5,650,732.08	21.10
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	250 NICOLLET MALL STE 1400
	MINNEAPOLIS MN 55401-1931
NEW JERSEY TAX-FREE	LPL FINANCIAL	1,478,524.52	7.21
BOND FUND	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	CHARLES SCHWAB & CO INC	2,314,441.92	11.29
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	9,487,359.66	46.27(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
NEW JERSEY TAX-FREE	SAXON & CO	720,326.90	5.88
BOND FUND—I CLASS	PO BOX 94597
	CLEVELAND OH 44101-4597
	CHARLES SCHWAB & CO INC	1,692,340.73	13.82
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
NEW YORK TAX-FREE	CHARLES SCHWAB & CO INC	2,906,391.31	15.71
BOND FUND	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	3,511,769.73	18.98
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW YORK TAX-FREE	CHARLES SCHWAB & CO INC	2,502,304.84	11.17
BOND FUND—I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
SUMMIT MUNICIPAL	NATIONAL FINANCIAL SERVICES	52,720.34	17.48
INTERMEDIATE FUND—	FOR THE EXCLUSIVE BENEFIT
ADVISOR CLASS	OF OUR CUSTOMERS
	CITBANCO A PARTNERSHIP	223,970.64	74.28(a)
	529 LAKE AVENUE
	PO BOX 1227
	STORM LAKE IA 50588-1227
SUMMIT MUNICIPAL	LPL FINANCIAL	19,443,792.76	17.94
INCOME FUND	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	RAYMOND JAMES	25,494,497.03	23.52
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN MF RECON 14G
	WELLS FARGO CLEARING SERVICES LLC	42,525,940.48	39.23(a)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
SUMMIT MUNICIPAL	SAXON & CO	9,993,708.08	8.58
INCOME FUND—I CLASS	CHARLES SCHWAB & CO INC	12,975,680.05	11.15
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	WELLS FARGO BANK NA FBO	17,143,563.25	14.73
	OMNIBUS CASH
	J.P. MORGAN SECURITIES LLC	17,702,249.81	15.21
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003
	EDWARD D JONES & CO	30,107,438.85	25.86(a)
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3729
SUMMIT MUNICIPAL	PERSHING LLC	9,989.02	6.14
INCOME FUND—	CHARLES SCHWAB & CO INC	21,520.44	13.23
ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	CITBANCO A PARTNERSHIP	123,764.03	76.10(a)

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
SUMMIT MUNICIPAL	CHARLES SCHWAB & CO INC	5,039,845.76	5.88
INTERMEDIATE FUND	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	RAYMOND JAMES	6,491,071.15	7.58
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN MF RECON 14G
	NATIONAL FINANCIAL SERVICES	7,389,633.30	8.62
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	MLPF&S FOR THE SOLE BENEFIT OF	15,255,376.85	17.80
	ITS CUSTOMERS
	WELLS FARGO CLEARING SERVICES LLC	15,354,981.45	17.92
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	LPL FINANCIAL	22,727,440.14	26.52(a)
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUNDS
SUMMIT MUNICIPAL	CHARLES SCHWAB & CO INC	21,955,026.38	6.66
INTERMEDIATE FUND—	SPECIAL CUSTODY A/C FBO CUSTOMERS
I CLASS	ATTN MUTUAL FUNDS
	EDWARD D JONES & CO	38,051,687.20	11.54
	FOR THE BENEFIT OF CUSTOMERS
	CHARLES SCHWAB & CO INC	67,061,628.23	20.33
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT
	J.P. MORGAN SECURITIES LLC	81,028,592.47	24.57
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TAX EFFICIENT EQUITY	PERSHING LLC	475,530.61	9.40
FUND	LPL FINANCIAL	506,729.56	10.02
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUNDS
	CHARLES SCHWAB & CO INC	850,123.58	16.80
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	1,085,223.52	21.45
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TAX EFFICIENT EQUITY	PERSHING LLC	625,307.92	5.57
FUND—I CLASS	CHARLES SCHWAB & CO INC	1,142,138.84	10.17
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
TAX-EXEMPT MONEY	PERSHING LLC	20,683,026.81	15.13
FUND

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TAX-FREE HIGH YIELD	WELLS FARGO CLEARING SERVICES LLC	7,489,920.67	5.93
FUND	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	CHARLES SCHWAB & CO INC	11,615,175.95	9.19
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	PERSHING LLC	12,119,140.42	9.59
	NATIONAL FINANCIAL SERVICES	12,467,433.29	9.87
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	GOLDMAN SACHS & CO	33,909,571.89	26.84(a)
	C/O MUTUAL FUNDS OPS
	222 S MAIN ST
	SALT LAKE CITY UT 84101-2199
TAX-FREE HIGH YIELD	EDWARD D JONES & CO	13,967,296.93	7.72
FUND—I CLASS	FOR THE BENEFIT OF CUSTOMERS
	BAND & CO C/O US BANK NA	38,435,526.94	21.24
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958
TAX-FREE HIGH YIELD	CHARLES SCHWAB & CO INC	21,942.28	9.29
FUND—ADVISOR CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	PERSHING LLC	56,108.64	23.76
	NATIONAL FINANCIAL SERVICES	128,288.91	54.31(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TAX-FREE INCOME FUND	NATIONAL FINANCIAL SERVICES	8,286,788.62	10.35
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	RAYMOND JAMES	8,514,736.59	10.64
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN MF RECON 14G
	LPL FINANCIAL	9,104,407.98	11.38
	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	CHARLES SCHWAB & CO INC	9,614,324.23	12.01
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
TAX-FREE INCOME FUND—	ATTN MUTUAL FUNDS ADMIN	9,827,746.78	5.99
I CLASS	C/O M&T BANK
	SEI PRIVATE TRUST COMPANY
	ONE FREEDOM VALLEY DRIVE
	OAKS PA 19456-9989
	NATIONAL FINANCIAL SERVICES	16,804,935.75	10.25
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUND ADMINISTRATOR	38,797,755.49	23.66
	C/O M&T BANK
TAX-FREE INCOME FUND—	CHARLES SCHWAB & CO INC	734,978.51	25.96(a)
ADVISOR CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	1,668,923.59	58.96(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
TAX-FREE SHORT-	NATIONAL FINANCIAL SERVICES	11,650,092.59	10.45
INTERMEDIATE FUND	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	CHARLES SCHWAB & CO INC	14,600,294.56	13.09
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	WELLS FARGO CLEARING SERVICES LLC	42,404,437.23	38.03(a)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
TAX-FREE SHORT-	CHARLES SCHWAB & CO INC	13,586,377.70	10.10
INTERMEDIATE FUND—	SPECIAL CUSTODY A/C FBO CUSTOMERS
I CLASS	ATTN MUTUAL FUNDS
	PERSHING LLC	18,344,228.37	13.63
	EDWARD D JONES & CO	22,708,001.28	16.87
	FOR THE BENEFIT OF CUSTOMERS
TAX-FREE SHORT-	MORGAN STANLEY SMITH BARNEY LLC	15,657.62	9.22
INTERMEDIATE FUND—	FOR THE EXCL BENEFIT OF ITS CUST
ADVISOR CLASS	PERSHING LLC	19,915.73	11.73
	CHARLES SCHWAB & CO INC	45,751.02	26.94(a)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	NATIONAL FINANCIAL SERVICES	88,097.27	51.88(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
U.S. EQUITY RESEARCH ETF	CHARLES SCHWAB & CO., INC	11,266,515	22.22
	2423 E LINCOLN DRIVE
	PHOENIX AZ 85016-1215
	MANUFACTURERS AND TRADERS TRUST COMPANY	5,699,855	11.24
	TONY LAGAMBINA
	ONE M&T PLAZA 8TH FLOOR
	BUFFALO NY 14203
	MORGAN STANLEY SMITH BARNEY LLC	5,941,378	11.72
	1300 THAMES STREET, 6TH FLOOR
	BALTIMORE MD 21231
	NATIONAL FINANCIAL SERVICES	6,048,469	11.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	5,143,026	10.14
	STATE STREET BANK & TRUST	9,512,175	18.76
	1776 HERITAGE DRIVE
	NORTH QUINCY MA 02169
U.S. EQUITY RESEARCH	LPL FINANCIAL	10,635,474.01	7.68
FUND	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	CHARLES SCHWAB & CO INC	19,277,565.00	13.91
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	RAYMOND JAMES	40,750,560.31	29.41(a)
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN MF RECON 14G
	NATIONAL FINANCIAL SERVICES	42,858,251.72	30.93(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. EQUITY RESEARCH	NATIONAL FINANCIAL SERVICES	14,111,360.35	13.68
FUND—I CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	CHARLES SCHWAB & CO INC	50,059,933.65	48.51(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
U.S. EQUITY RESEARCH	PERSHING LLC	62,620.55	7.37
FUND—ADVISOR CLASS	ASCENSUS TRUST COMPANY FBO	64,328.32	7.57
	MEDICAL SERVICES GROUP- DEPARTMENT O
	PO BOX 10758
	FARGO ND 58106-0758
	CHARLES SCHWAB & CO INC	64,963.78	7.64
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	100,067.45	11.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	EMPOWER TRUST COMPANY LLC	159,718.55	18.79
	FBO PLANPREMIER RTMT PLANS OMNIBUS
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002
U.S. EQUITY RESEARCH	T ROWE PRICE ASSOCIATES	234.14	100.00(a)
FUND—Z CLASS	ATTN FINANCIAL REPORTING DEPT
	PO BOX 89000 MAILCODE OM-1205
	BALTIMORE MD 21289-1205
U.S. LARGE-CAP CORE	PERSHING LLC	2,168,753.79	5.19
FUND	CHARLES SCHWAB & CO INC	3,756,492.35	8.99
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	5,356,273.18	12.82
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
U.S. LARGE-CAP CORE	ALERUS FINANCIAL FBO	14,167.51	5.56
FUND—ADVISOR CLASS	KASKASKIA TOOL
	2300 S COLUMBIA RD
	GRAND FORKS ND 58201-5826
	STATE STREET BANK AND TRUST AS	14,712.52	5.77
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901
	LPL FINANCIAL	20,253.17	7.95
	OMNIBUS CUSTOMER ACCOUNT
	ATTN: MUTUAL FUND TRADING
	NATIONAL FINANCIAL SERVICES	32,877.65	12.90
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	PERSHING LLC	33,973.41	13.33
	CHARLES SCHWAB & CO INC	75,672.04	29.70(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

FUND/CLASS	SHAREHOLDER	# OF SHARES	% OWNERSHIP
U.S. LARGE-CAP CORE	RETIREMENT PORTFOLIO 2025	17,639,199.44	6.07
FUND—Z CLASS	C/O T ROWE PRICE ASSOCIATES INC
	ATT FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2055	24,012,800.12	8.27
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN: FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2050	35,462,769.40	12.21
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN: FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2030	36,689,521.93	12.63
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN: FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2045	36,894,146.92	12.70
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN: FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2035	37,220,224.20	12.81
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN: FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
	RETIREMENT PORTFOLIO 2040	46,701,255.40	16.08
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN: FUND ACCOUNTING DEPT
	CUST STATE STREET BANK & TRUST CO
VIRGINIA BOND FUND	RAYMOND JAMES	3,795,070.37	5.56
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN MF RECON 14G
	PERSHING LLC	4,506,996.50	6.60
	CHARLES SCHWAB & CO INC	8,152,732.89	11.94
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	NATIONAL FINANCIAL SERVICES	26,285,493.38	38.50
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
VIRGINIA BOND FUND—	CHARLES SCHWAB & CO INC	12,185,711.71	20.33
I CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting the Fund or one of its classes that are submitted to shareholders for vote.

C00-066 4/10/26

CFS PROXY VOTING CAMPAIGN

OUTBOUND CALL FLOW
Hello, I am trying to reach < SH Full Name >. Am I speaking to them?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line on the behalf of T. Rowe Price regarding your investment in < Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you (via email, if applicable) regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote In Favor. Would you like to vote along with the recommendations of the Board on all the T Rowe Price Funds that you are listed on?
My name is < First name, Last name > and I'm calling on a recorded line on the behalf of T. Rowe Price regarding the upcoming shareholder meeting for the <T Rowe Price Funds>.
Is < SH Full Name > available?
If yes
If a third party needs more info
We are just following up on some materials that were mailed to them. Is < SH Full Name > available?
If yes / If vote direction is given
If No / SH Declines to Vote
What am I voting on?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board on all the T Rowe Price Funds that you are listed on?
If no
Vote direction is given
SH Declines to Vote after rebuttals
Is there a better time to reach them?
CONFIRMATION
Thank you. I am recording a < For / Against / Abstain > vote on your T Rowe Price Mutual Fund investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, please state your full name, street address and zip code as they are listed on the registration.
< If appropriate >
We can be reached at (866) 510-4762 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

Page 1

CFS PROXY VOTING CAMPAIGN

CTA INBOUND CALL FLOW

- **Thank you for calling, my name is < *first name, last name* >.**

Note: the record will automatically come up for the agent if we have the phone number in our database.
  - *If record does not pop,* **"May I have the reference number from the letter you received? It's a seven-digit code with letters and numbers starting with zero."**
  - *When the agent has found the record, they move to the next section:*

- **May I have your name?**
- **Is the mailing address still < *Registration Street Address* >?**
- **Is the phone number you called from the best number to reach you at in the future?**
- **This is regarding the investment in the <*Specific Fund Name*>.**
- ***Business Records and Third Parties:* Are you authorized to vote on behalf of < *Business Name/Shareholder Name* >? What is your name and < *position with the company / relationship to the shareholder* >?**
- **We were trying to contact you because your vote is needed for the upcoming shareholder meeting. The board is recommending a vote in favor. Would you like to vote along with the recommendations of the board on all the T Rowe Price Funds that you are listed on?**

YES →

I am recording your < > vote on your T Rowe Price Mutual Fund investments and will send you a printed confirmation for each to (address).

For confirmation purposes, please state your full name, street address and zip code as they are listed on the registration.

→ ***Call Closing:* Thank you for your time and your vote. Have a good day/evening!**

NO →

Use Appropriate Rebuttal

Would you like to vote along with the recommendations of the board on all the T Rowe Price Funds that you are listed on?

- Shareholder Agrees to Vote →
- **NO** → **Thank you for your time. Have a good day/evening!**

If Households for additional SHs:

Thank you. I see that < *Other SH Name* > also holds this investment. May I speak to them?

<if the phone is passed to a second holder, move to ***OUTBOUND CALL FLOW*** *>*

Page 2

CFS PROXY VOTING CAMPAIGN

Non CTA INBOUND

- **Thank you for calling, my name is < *first name, last name* >.**

Note: the record will automatically come up for the agent if we have the phone number in our database.
  - *If record does not pop,* **"May I have your name and your zip code?"**
  - *Agents then follow search procedures to locate the investment. When they have found the record, they move to the next section:*

- **May I have your name?**
- **Is the mailing address still < *Registration Street Address* >?**
- **Is the phone number you called from the best number to reach you at in the future?**
- **This is regarding the investment in the <*Specific Fund Name*>.**
- ***Business Records and Third Parties:* Are you authorized to vote on behalf of < *Business Name/Shareholder Name* >? What is your name and < *position with the company / relationship to the shareholder* >?**
- **We were trying to contact you because your vote is needed for the upcoming shareholder meeting. The board is recommending a vote in favor. Would you like to vote along with the recommendations of the board on all the T Rowe Price Funds that you are listed on?**

YES

I am recording your < > vote on your T Rowe Price Mutual Fund investments and will send you a printed confirmation for each to (address).

For confirmation purposes, please state your full name, street address and zip code as they are listed on the registration.

***Call Closing:* Thank you for your time and your vote. Have a good day/evening!**

NO

Use Appropriate Rebuttal

Would you like to vote along with the recommendations of the board on all the T Rowe Price Funds that you are listed on?

Shareholder Agrees to Vote

NO

Thank you for your time. Have a good day/evening!

If Households for additional SHs:

Thank you. I see that < *Other SH Name* > also holds this investment. May I speak to them?

<if the phone is passed to a second holder, move to ***OUTBOUND CALL FLOW*** *>*

Page 3

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT

“WO# 34974 - T Rowe Price Funds”

EXPECTED MAIL DATE:  - MEETING DATE:

WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE SHAREHOLDER WILL HEAR:

INITIAL GREETING:

“Thank you for calling the Proxy Materials Order Line.”

“This line is available to you until the meeting date of the current campaign”

THEN THE SHAREHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:

“To request a copy of proxy materials by mail, I’ll need to validate some information from your Meeting Notice.”

“On your notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:”

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:

“Thank you, Please hold while I validate those numbers.”

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC GENERIC SPEECH IS HEARD NEXT:

Okay, you’ll be requesting meeting materials for the upcoming special meeting.

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT:

“Okay, you’ll be requesting materials for the T. Rowe Price Funds Joint Special Meeting of Shareholders.”

THEN THE FOLLOWING SPEECH IS HEARD:

“Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your shareholder meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don’t want to set a future delivery preference, just hold on for your material order confirmation.”

NEXT, THE SHAREHOLDER HEARS:

“Please hold while I process your request.”

THEN THE SHAREHOLDER HEARS:

“Your request has been received. Proxy material orders will be mailed within 3 business days.”

OR, IF THE SHAREHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:

“There’s already a request for proxy meeting materials that’s pending. Material orders are mailed within 3 business days from when they were requested.”

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE SHAREHOLDER WILL HEAR:

“Since the meeting is within 10 days, I cannot guarantee that you’ll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your shareholder meeting notice.”

IF THE SHAREHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:

“Additionally, as you’ve indicated, you’ll receive all future proxy meeting materials by mail.”

THEN THE SHAREHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:

“If you have received a notice on another account that you’d like me to send you materials on, press one now.”

THEN IF THE SHAREHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:

“Okay, to send you materials on another account we’ll just need to repeat the process using the details from your other notice. Let’s begin...”

IF THE SHAREHOLDER DOESN’T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:

“I’m now going to end this call. Thank you for calling. Goodbye.”

PROXY TABULATOR PO Box 43131 Providence, RI 02940-3131

SCAN the QR code to access your materials without entering a Control Number or Security Code.

Attend Shareholder Meeting 1307 Point Street, Baltimore, MD 21231, on June 25, 2026 at 8:00 a.m. Eastern Time

Important Notice Regarding the Availability of Proxy Materials for T. Rowe Price Funds’ Joint Special Meeting of Shareholders to be held on June 25, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the joint special meeting of shareholders are available on the Internet, including Proxy Card, Notice and Proxy Statement. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the joint special meeting are on the reverse side. Your vote is important!

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting.

To view your proxy materials, go to the website and enter your login details below.

Easy Online Access – View your proxy materials and vote.

Step 1: View your materials at: https://www.proxy-direct.com/trp-34974. Step 2: Login using your Control Number and Security Code Step 3: Vote your shares

On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

FUNDS	FUNDS	FUNDS
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Health Sciences Fund	T. Rowe Price Health Sciences Portfolio	T. Rowe Inst’l Emerging Markets Equity Fund
T. Rowe Price Intermediate Tax-Free High Yield Fd	T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund	T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price Summit Municipal Income Fund	T. Rowe Price Summit Municipal Intermediate Fund	T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Exempt Money Fund	T. Rowe Price Tax-Free High Yield Fund	T. Rowe Price Tax-Free Income Fund
T. Rowe Price Tax-Free Short-Intermediate Fund	T. Rowe Price U.S. Equity Research ETF	T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Large-Cap Core Fund	T. Rowe Price Virginia Tax-Free Bond Fund

The Board of Directors recommends that you vote “FOR” the proposals.

The following matters will be considered at the Shareholder Meeting:

1.	Change the diversification policy from diversified to nondiversified.

2.	Change the 80% investment policy.

3.	Eliminate the alternative minimum tax (AMT) fundamental policy.

4.	To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST.

TELEPHONE REQUESTS CALL 1-877-816-5331	E-MAIL REQUESTS AT: proxymaterials@computershare.com
TRP_34974_NA_031326

PO Box 43131
Providence, RI 02940-3131

ACTION REQUESTED

Reference Number:

Re: Your investment in one or more T. Rowe Price Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the T. Rowe Price Funds. This matter relates to an important operating initiative for the Funds which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at 1-866-510-5115 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday and between 12:00 p.m. and 6:00 p.m. EST on Saturday.

Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

URGENT: Your vote is needed today!

Joint Special Meeting of T. Rowe Price Funds

Dear Shareholder:

The Joint Special Meeting of Shareholders to be held on June 25, 2026, at 8:00 a.m. ET, is quickly approaching, and our records indicate that we have not yet received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL

Voting now helps minimize additional costs to the funds, avoids additional mailings,

and eliminates phone calls to shareholders.

The Proxy Statement we sent you contains important information regarding the proposal that you and other shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-866-510-4762.

Please vote using one of the following options:

VOTE WITH A LIVE AGENT Call 1-866-510-4762 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET

VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card.  Please have your proxy card in hand to access your control number (located in the shaded box) and follow the on-screen instructions.

VOTE BY TOUCH-TONE TELEPHONE

Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the recorded instructions.

VOTE BY MAIL Complete, sign and date the proxy card and then return it in the enclosed postage-paid envelope.

Thank you for your prompt attention to this matter and your continued confidence in T. Rowe Price. If you have already voted, we appreciate your participation, and you may disregard this notice.

Vote Your Shares Today - T. Rowe Price Funds Special Meeting of Shareholders

Dear T. Rowe Price Fund Shareholder:

Computershare Fund Services is an industry-leader in proxy solution offerings. We’re assisting T. Rowe Price with conducting a proxy vote for impacted fund shareholders.

You are receiving this email because you consented to receive T. Rowe Price proxy materials online. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

A Joint Special Meeting of Shareholders will take place at 8:00 a.m. ET, Thursday, June 25, 2026. As the T. Rowe Price Funds (Funds) are owned by their shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Proxy Statement and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-34974

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

Voting Your Proxy Online
Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Test Fund Name 1 Control Number: 00099999000000
Security Code: 99999999

Click Here to Vote

You also can visit https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each one individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please contact us at 1-866-510-4762. For all other questions related to your account, please contact T. Rowe Price at 1-800-537-6172.

Because regulations require that each Fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Fund Services
Independent Tabulator for the June 25, 2026 T. Rowe Price Joint Special Meeting of Shareholders

This email is being sent to you because you requested to receive T. Rowe Price communications via email. To modify your customer profile, select new email options, or fully unsubscribe from T. Rowe Price email, click here.

T. Rowe Price has invested in safeguards to ensure your information is kept secure and confidential. Please take a moment to review the T. Rowe Price Privacy Policy.

T. Rowe Price Funds WO# 34974- TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 03/06/2026
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming special meeting. The Board Recommends a vote FOR all proposals."

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price Funds. The Board Recommends a vote FOR all proposals."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1,2: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

T. Rowe Price Funds WO# 34974- TOUCH-TONE TELEPHONE VOTING SCRIPT
** VOTING INSTRUCTION CARD **	IVR Revised 03/06/2026
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866-298-8476 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your Voting Instruction Card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming special meeting. The Board Recommends a vote FOR all proposals."

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price Funds. The Board Recommends a vote FOR all proposals."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S VOTING INSTRUCTION CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1,2: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their Voting Instruction Card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice."
"I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER 'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your voting instruction card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

YOUR VOTE IS IMPORTANT

PO Box 43131 Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-866-510-4762 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 1307 Point Street, Baltimore, MD 21231, on June 25, 2026

FUNDS	FUNDS	FUNDS
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Health Sciences Fund	T. Rowe Price Health Sciences Portfolio	T. Rowe Inst’l Emerging Markets Equity Fund
T. Rowe Price Intermediate Tax-Free High Yield Fd	T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund	T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price Summit Municipal Income Fund	T. Rowe Price Summit Municipal Intermediate Fund	T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Exempt Money Fund	T. Rowe Price Tax-Free High Yield Fund	T. Rowe Price Tax-Free Income Fund
T. Rowe Price Tax-Free Short-Intermediate Fund	T. Rowe Price U.S. Equity Research ETF	T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Large-Cap Core Fund	T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature on the reverse side, I appoint Fran Pollack-Matz and David Oestreicher as proxies to vote all the shares of the Fund(s) listed above, that I am entitled to vote at the Joint Special Meeting of Shareholders to be held on June 25, 2026 at 8:00 a.m., Eastern Time at the headquarters of T. Rowe Price, 1307 Point Street, Baltimore, MD 21231, and at any adjournments of the meeting. Fran Pollack-Matz and David Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Fran Pollack-Matz and David Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund(s) Notice of Joint Special Meeting of Shareholders and proxy statement.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS. Please refer to the Joint Proxy Statement for more information about the proposals.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_34974_031626

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Change the diversification policy from diversified to nondiversified.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price Emerging Markets Stock Fund	☐	☐	☐	02 T. Rowe Price Health Sciences Fund	☐	☐	☐
03 T. Rowe Price Health Sciences Portfolio	☐	☐	☐	04 T. Rowe Inst’l Emerging Markets Equity Fund	☐	☐	☐
05 T. Rowe Price Tax-Efficient Equity Fund	☐	☐	☐	06 T. Rowe Price U.S. Equity Research ETF	☐	☐	☐
07 T. Rowe Price U.S. Equity Research Fund	☐	☐	☐	08 T. Rowe Price U.S. Large-Cap Core Fund	☐	☐	☐

2.	Change the 80% investment policy.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price California Tax-Free Bond Fund	☐	☐	☐	02 T. Rowe Price Georgia Tax-Free Bond Fund	☐	☐	☐
03 T. Rowe Price Intermediate Tax-Free High Yield Fd	☐	☐	☐	04 T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	☐	☐	☐
05 T. Rowe Price Maryland Tax-Free Bond Fund	☐	☐	☐	06 T. Rowe Price Maryland Tax-Free Money Fund	☐	☐	☐
07 T. Rowe Price New Jersey Tax-Free Bond Fund	☐	☐	☐	08 T. Rowe Price New York Tax-Free Bond Fund	☐	☐	☐
09 T. Rowe Price Summit Municipal Income Fund	☐	☐	☐	10 T. Rowe Price Summit Municipal Intermediate Fund	☐	☐	☐
11 T. Rowe Price Tax-Exempt Money Fund	☐	☐	☐	12 T. Rowe Price Tax-Free High Yield Fund	☐	☐	☐
13 T. Rowe Price Tax-Free Income Fund	☐	☐	☐	14 T. Rowe Price Tax-Free Short-Intermediate Fund	☐	☐	☐
15 T. Rowe Price Virginia Tax-Free Bond Fund	☐	☐	☐

3.	Eliminate the alternative minimum tax (AMT) fundamental policy.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price California Tax-Free Bond Fund	☐	☐	☐	02 T. Rowe Price Georgia Tax-Free Bond Fund	☐	☐	☐
03 T. Rowe Price Intermediate Tax-Free High Yield Fd	☐	☐	☐	04 T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	☐	☐	☐
05 T. Rowe Price Maryland Tax-Free Bond Fund	☐	☐	☐	06 T. Rowe Price Maryland Tax-Free Money Fund	☐	☐	☐
07 T. Rowe Price New Jersey Tax-Free Bond Fund	☐	☐	☐	08 T. Rowe Price New York Tax-Free Bond Fund	☐	☐	☐
09 T. Rowe Price Tax-Exempt Money Fund	☐	☐	☐	10 T. Rowe Price Tax-Free High Yield Fund	☐	☐	☐
11 T. Rowe Price Tax-Free Income Fund	☐	☐	☐	12 T. Rowe Price Tax-Free Short-Intermediate Fund	☐	☐	☐
13 T. Rowe Price Virginia Tax-Free Bond Fund	☐	☐	☐

4.	To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Shareholder Meeting to be held on June 25, 2026.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-34974

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx	TRP 34974	xxxxxxxx

YOUR VOTE IS IMPORTANT

PO Box 43131 Providence, RI 02940-3131	SCAN The QR code or visit www.proxy-direct.com to vote your shares

LIVE AGENT Call 1-866-510-4762 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET

CALL 1-866-298-8476 Follow the recorded instructions available 24 hours

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 1307 Point Street, Baltimore, MD 21231, on June 25, 2026

FUNDS	FUNDS	FUNDS
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price Georgia Tax-Free Bond Fund
T. Rowe Price Health Sciences Fund	T. Rowe Price Health Sciences Portfolio	T. Rowe Inst’l Emerging Markets Equity Fund
T. Rowe Price Intermediate Tax-Free High Yield Fd	T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	T. Rowe Price Maryland Tax-Free Bond Fund
T. Rowe Price Maryland Tax-Free Money Fund	T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price Summit Municipal Income Fund	T. Rowe Price Summit Municipal Intermediate Fund	T. Rowe Price Tax-Efficient Equity Fund
T. Rowe Price Tax-Exempt Money Fund	T. Rowe Price Tax-Free High Yield Fund	T. Rowe Price Tax-Free Income Fund
T. Rowe Price Tax-Free Short-Intermediate Fund	T. Rowe Price U.S. Equity Research ETF	T. Rowe Price U.S. Equity Research Fund
T. Rowe Price U.S. Large-Cap Core Fund	T. Rowe Price Virginia Tax-Free Bond Fund

T. ROWE PRICE FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2026 THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the fund(s) listed above. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders to be held on June 25, 2026 at 8:00 a.m., Eastern Time at the headquarters of T. Rowe Price, 1307 Point Street, Baltimore, MD 21231, and at any adjournments of the meeting. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this voting instruction card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

TRP_34974_031626_VI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Change the diversification policy from diversified to nondiversified.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price Emerging Markets Stock Fund	☐	☐	☐	02 T. Rowe Price Health Sciences Fund	☐	☐	☐
03 T. Rowe Price Health Sciences Portfolio	☐	☐	☐	04 T. Rowe Inst’l Emerging Markets Equity Fund	☐	☐	☐
05 T. Rowe Price Tax-Efficient Equity Fund	☐	☐	☐	06 T. Rowe Price U.S. Equity Research ETF	☐	☐	☐
07 T. Rowe Price U.S. Equity Research Fund	☐	☐	☐	08 T. Rowe Price U.S. Large-Cap Core Fund	☐	☐	☐

2.	Change the 80% investment policy.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price California Tax-Free Bond Fund	☐	☐	☐	02 T. Rowe Price Georgia Tax-Free Bond Fund	☐	☐	☐
03 T. Rowe Price Intermediate Tax-Free High Yield Fd	☐	☐	☐	04 T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	☐	☐	☐
05 T. Rowe Price Maryland Tax-Free Bond Fund	☐	☐	☐	06 T. Rowe Price Maryland Tax-Free Money Fund	☐	☐	☐
07 T. Rowe Price New Jersey Tax-Free Bond Fund	☐	☐	☐	08 T. Rowe Price New York Tax-Free Bond Fund	☐	☐	☐
09 T. Rowe Price Summit Municipal Income Fund	☐	☐	☐	10 T. Rowe Price Summit Municipal Intermediate Fund	☐	☐	☐
11 T. Rowe Price Tax-Exempt Money Fund	☐	☐	☐	12 T. Rowe Price Tax-Free High Yield Fund	☐	☐	☐
13 T. Rowe Price Tax-Free Income Fund	☐	☐	☐	14 T. Rowe Price Tax-Free Short-Intermediate Fund	☐	☐	☐
15 T. Rowe Price Virginia Tax-Free Bond Fund	☐	☐	☐

3.	Eliminate the alternative minimum tax (AMT) fundamental policy.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price California Tax-Free Bond Fund	☐	☐	☐	02 T. Rowe Price Georgia Tax-Free Bond Fund	☐	☐	☐
03 T. Rowe Price Intermediate Tax-Free High Yield Fd	☐	☐	☐	04 T. Rowe Price Maryland Short-Term Tax-Free Bond Fd	☐	☐	☐
05 T. Rowe Price Maryland Tax-Free Bond Fund	☐	☐	☐	06 T. Rowe Price Maryland Tax-Free Money Fund	☐	☐	☐
07 T. Rowe Price New Jersey Tax-Free Bond Fund	☐	☐	☐	08 T. Rowe Price New York Tax-Free Bond Fund	☐	☐	☐
09 T. Rowe Price Tax-Exempt Money Fund	☐	☐	☐	10 T. Rowe Price Tax-Free High Yield Fund	☐	☐	☐
11 T. Rowe Price Tax-Free Income Fund	☐	☐	☐	12 T. Rowe Price Tax-Free Short-Intermediate Fund	☐	☐	☐
13 T. Rowe Price Virginia Tax-Free Bond Fund	☐	☐	☐

4.	To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Shareholder Meeting to be held on June 25, 2026.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-34974

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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xxxxxxxxxxxxxx	TRP2 34974	xxxxxxxx

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